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                                                                    EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT


To the Board of Directors of GST Telecommunications, Inc.:


         We consent to the incorporation by reference in the Registration Statement of GST Telecommunications, Inc. on Form S-8 of the reports dated March 1, 1999 appearing in the Annual Report on Form 10-K of GST Telecommunications, Inc. for the fiscal year ended December 31, 1998.

                                             /s/ KPMG PEAT MARWICK LLP





Portland, Oregon
April 15, 1999